                                                                   EXHIBIT 10.15


               Amendment to the PATENT LICENSE AGREEMENT between
        Motorola, Inc. and Applied Micro Circuits Corporation Effective
                                January 1, 1988

     Motorola, Inc., having an office at 1303 East Algonquin Road, Schaumburg, Illinois 60196 and Applied Micro Circuits Corporation, having an office at 6195 Lusk Boulevard, San Diego, California 92121 hereby agree to amend the above-identified agreement as follows.

     1.  Section 4.1, line 3; delete "1992" and insert "[ * ]."

     2. Directly after Section 4.1.3, insert new Section 4.1.4 as follows. "For 1993, [ * ] U.S. Dollars [ * ]."

     3. Section 4.2.2, line 1; after "1988," insert "with the exception of 1993."

     4. Section 4.3, line 3; after "made" insert "with the exception of 1993 for which the payment is due May 15, 1994".

     5.  Section 4.5, line 2; delete the account number and insert "38491386."

     6.  Section 5.1, line 2; delete "1992" and insert "[ * ]."

     7.  All other terms and conditions of the Agreement remain the same.

     Indicating their agreement to the forgoing, the parties hereto have executed this Amendment in duplicate.

Motorola, Inc.                  Applied Micro Circuits Corporation

By:  /s/ [signature]            By:  /s/ [signature]
   ---------------------------     ---------------------------------

Title: Vice President and       Title:  V.P., Finance & Admin.
       -----------------------        ------------------------------
       Intellectual Property
       -----------------------        ------------------------------
       Licensing Counsel
       -----------------------        ------------------------------

Date:  April 7, 1994            Date:  April 20, 1994
       -----------------------        ------------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            PATENT LICENSE AGREEMENT
                            ------------------------

     THIS AGREEMENT is effective as of the 1st day of January, 1988 by and between MOTOROLA, INC., a Delaware corporation having an office at 5005 East McDowell Road, Phoenix, Arizona 85008 (hereinafter called "MOTOROLA"), and APPLIED MICRO CIRCUITS CORPORATION, a corporation of California having an office at 6195 Lusk Boulevard, San Diego, California 92121 (hereinafter called "AMCC").

     WHEREAS, MOTOROLA owns and has, or may have, rights in various patents issued, and applications for patents pending, in various countries of the world as to which AMCC desires to acquire licenses as hereinafter provided, and

     WHEREAS, AMCC owns and has, or may have, rights in various patents issued, and applications for patents pending, in various countries of the world as to which MOTOROLA desires to acquire licenses as hereinafter provided, and

     WHEREAS, AMCC and MOTOROLA are engaged in continuing research, development and engineering in regard to LICENSED PRODUCTS (as hereinafter defined) and have programs for the patenting of inventions resulting therefrom,

     NOW THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, it is agreed as follows:

     Section 1 - DEFINITIONS
     -----------------------

          1.1 SUBSIDIARY(IES) means a corporation, company, or other entity more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly by a party hereto, but such corporation, company, or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists.

          1.2 SEMICONDUCTIVE MATERIAL means any material whose conductivity is intermediate to that of metals and insulators at room temperature and whose conductivity, over some temperature range, increases with increases in temperature. Such material shall include but not be limited to refined products, reaction products, reduced products, mixtures and compounds.

          1.3 INTEGRATED CIRCUIT STRUCTURE means an integral unit consisting primarily of a plurality of active and/or passive circuit elements associated on, or in, a unitary body of SEMICONDUCTIVE MATERIAL for performing electrical or electronic functions and, if provided therewith, such unit includes housing and/or supporting means therefor.

          1.4 SEMICONDUCTOR ELEMENT means a device other than an INTEGRATED CIRCUIT STRUCTURE consisting primarily of a body of

SEMICONDUCTIVE MATERIAL having a plurality of electrodes associated therewith, whether or not said body consists of a single SEMICONDUCTIVE MATERIAL or of a multiplicity of such materials, and whether or not said body includes one or more layers or other regions (constituting substantially less than the whole of said body) of a material or materials which are of a type other than SEMICONDUCTIVE MATERIAL and, if provided therewith, such device includes housing and/or supporting means therefor.

          1.5 MANUFACTURING APPARATUS means as to each party hereto, any instrumentality or aggregate of instrumentalities primarily designed for use in the fabrication of that party's LICENSED PRODUCTS (as hereinafter defined).

          1.6 FUNCTIONAL ASSEMBLY(IES) means a plurality of active and/or passive elements for generating, receiving, transmitting, storing, transforming or acting in response to an electrical signal.

          1.7 MICROPROCESSOR(S) means one or more INTEGRATED CIRCUIT STRUCTURES containing functional elements including registers, control logic, decision logic, and input-output circuitry appropriately coupled to interconnections which may include internal buses such as data buses, address buses, or control buses and having a capability of executing temporarily or permanently stored program instructions or microinstructions; and which may also have included on said INTEGRATED CIRCUIT STRUCTURES, memory, clocks, input-output interface circuitry, or other electronic functions ordinarily associated with or connected to central processing units.

          1.8 INPUT-OUTPUT ADAPTOR(S) means one or more INTEGRATED CIRCUIT STRUCTURES which are adapted to provide an interface between a MICROPROCESSOR and any instrumentality or aggregate of instrumentalities adapted to compute, classify, process, transmit, receive, retrieve, originate, switch, store, display, manifest, measure, detect, record, reproduce, handle, or utilize any form of information, intelligence or data for business, scientific, control or other purposes, but shall not include such instrumentality or aggregate of instrumentalities, per se.

          1.9 VARISTOR MATERIALS AND DEVICES means a non-linear electrical device comprising dispersed mixtures of insulating and conducting phases and materials therefor and, if provided therewith, such device includes housing and/or supporting means therefor. VARISTOR MATERIALS AND DEVICES does not include materials or devices primarily for use with voltage magnitudes substantially higher than voltage magnitudes customarily employed with the other items listed within the definition of LICENSED PRODUCTS.

          1.10 CIRCUIT OR SYSTEM means one or more FUNCTIONAL ASSEMBLY(IES) whether or not combined with one or more active and/or passive elements for performing electrical or electronic functions, whether or not a housing and/or supporting means for said circuitry is included.

          1.11 ELECTRICAL METHOD means a method or steps for using FUNCTIONAL ASSEMBLY(IES) whether or not combined with one or more active and/or passive element(s), for performing electrical or electronic function(s).

          1.12 MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR means a MOTOROLA existing business unit now consisting of an International Semiconductor Group, a Microprocessor Products Group, a MOS Memory Products Group, a Standard Logic and Analog Integrated Circuits Group, an Application Specific Integrated Circuits Division and a Discrete and Special Technologies Group having major manufacturing facilities located in Phoenix, Arizona; Mesa, Arizona; and Austin, Texas; Toulouse, France; Aizu and Sendai, Japan; and East Kilbride, Scotland; making and/or developing products falling within the definition of LICENSED PRODUCTS (as hereinafter defined). This definition of the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR also includes the predecessor MOTOROLA business unit of said Groups taken singularly or in combination and/or said Division and any MOTOROLA future business unit acquired or derived from, by separation or merger, irrespective of appellation, said Groups taken singularly or in combination and/or said Division.

          1.13 MOTOROLA PATENTS means all classes or types of patents, utility models, design patents and applications for the aforementioned of all countries of the world, which are issued, published or filed prior to the date of expiration or termination of this Agreement, and which arise out of inventions made solely by one or more employees of the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR and under which and to the extent to which and subject to the conditions under which the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR may have, as of the EFFECTIVE DATE of this Agreement, or may thereafter during the term of this Agreement acquire the right to grant licenses or rights of the scope granted herein without the payment of royalties or other consideration to third persons, except for payments to third persons for inventions made by said third persons while engaged by MOTOROLA. In no event shall the term MOTOROLA PATENTS include or encompass patents on inventions made by employees of MOTOROLA while in the employ of groups or operations of MOTOROLA other than the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR, except in accordance with Section 3.6; and in no event shall MOTOROLA PATENTS include (i) any one or more of the following three patents of MOTOROLA which relate to circuitry for electronic organs: 3,535,430; 3,546,355; and 3,610,803.

          1.14 AMCC SEMICONDUCTOR PRODUCTS SECTOR means AMCC's existing semiconductor business now consisting of a Gate Array Group having a manufacturing facility in San Diego, California; making and/or developing products falling within the definition of LICENSED PRODUCTS (as hereinafter defined). This definition of the AMCC SEMICONDUCTOR PRODUCTS SECTOR also includes any AMCC future semiconductor business whether or not derived from, by separation or merger, irrespective of appellation, said Gate Array Group.

          1.15 AMCC PATENTS means all classes or types of patents, utility models, design patents and applications for the aforementioned of all countries of the world, which are issued, published or filed prior to the date of expiration or termination of this Agreement, and which arise out of inventions made by one or more employees of AMCC SEMICONDUCTOR PRODUCTS SECTOR and under which and to the extent to which and subject to the conditions under which the AMCC SEMICONDUCTOR PRODUCTS SECTOR may have, as of the EFFECTIVE DATE of this Agreement, or may thereafter during the term of this Agreement acquire the right to grant licenses or rights of the scope granted herein without the payment of royalties or other consideration to third persons, except for payments to third persons for inventions made by said third persons while engaged by AMCC. In no event shall the term AMCC PATENTS include or encompass patents on inventions made by employees of AMCC while in the employ of groups of operations of AMCC other than the AMCC SEMICONDUCTOR PRODUCTS SECTOR, except in accordance with Section 3.7.

          1.16 The term MOTOROLA PATENTS and AMCC PATENTS does not include any patent, utility model, or design patent on an invention which is an instrumentality or aggregate of instrumentalities for the purpose of converting solar energy to electricity, to heat, or to reactable chemical products, nor shall such term include any patent, utility model, or design patent for an invention on a method or material used for or in such an instrumentality or aggregate of instrumentalities.

          1.17 LICENSED MOTOROLA PRODUCT(S) or LICENSED AMCC PRODUCT(S), as the case may be, means any one or more of the following items, whether or not an item is incorporated in more comprehensive equipment:

               1.17.1  SEMICONDUCTIVE MATERIAL(S);

               1.17.2  INTEGRATED CIRCUIT STRUCTURE(S);

               1.17.3  SEMICONDUCTOR ELEMENT(S);

               1.17.4  FUNCTIONAL ASSEMBLY(IES);

               1.17.5  VARISTOR MATERIAL(S) AND DEVICE(S);

               1.17.6  CIRCUIT(S) and SYSTEM(S);

               1.17.7  CIRCUIT(S) and SYSTEM(S) employing an ELECTRICAL
METHOD(S);

               1.17.8  MICROPROCESSOR(S); and

               1.17.9  INPUT-OUTPUT ADAPTORS.

          1.18  EFFECTIVE DATE means the date entered on Page 1 hereof.

          1.19 NET SEMICONDUCTOR SALES of AMCC means internal transfers or sales of finished semiconductor products and the total of all prices at which all the customers of AMCC were billed in the usual course of business including all packing material, boxes, cartons, crates, and all contents thereof, and less sales taxes, excise taxes and similar taxes levied in respect to such sales.

     Section 2 - MUTUAL RELEASES
     ---------------------------

          2.1 MOTOROLA hereby releases, acquits and forever discharges AMCC for any time prior to the EFFECTIVE DATE, from any and all claims or liability for infringement or alleged infringement of any MOTOROLA PATENTS, under which a license or a right is herein granted by MOTOROLA to or for AMCC.

          2.2 AMCC hereby releases, acquits and forever discharges MOTOROLA for any time prior to the EFFECTIVE DATE, from any and all claims or liability for infringement or alleged infringement of any AMCC PATENTS under which a license or a right is herein granted by AMCC to or for MOTOROLA.

     Section 3 - GRANTS
     ------------------

          3.1 AMCC hereby grants for the term of this Agreement to MOTOROLA a [ * ] license throughout the world under AMCC PATENTS without the right to sub-license:

                3.1.1 to import, make, use, lease, sell, or otherwise dispose of LICENSED MOTOROLA PRODUCTS and to practice any process or method involved in the manufacture or use thereof, and

                3.1.2 to make, use and have made MANUFACTURING APPARATUS and to practice any process or method involved in the use thereof.

          3.2 MOTOROLA hereby grants for the term of this Agreement to AMCC a [*] license throughout the world under MOTOROLA PATENTS without the right to sub-license:

                3.2.1 to import, make, use, lease, sell or otherwise dispose of LICENSED AMCC PRODUCTS and to practice any process or method involved in the manufacture or use thereof, and

                3.2.2 to make, use and have made MANUFACTURING APPARATUS and to practice any process or method involved in the use thereof.

          3.3 Notwithstanding the provisions of Section 3.2, in no event shall the license granted to AMCC include the right to make, use, or sell any product which substantially utilizes the instruction set of, or is substantially compatible with the programmer's model of, any MICROPROCESSOR product designed and sold by MOTOROLA; or which is substantially compatible with the register set of any INPUT-OUTPUT ADAPTOR sold by MOTOROLA, including but not limited to the products of the M68XX, M68XXX, M1468XX or M68HCXX families of MICROPROCESSORS and INPUT-OUTPUT ADAPTOR, or which incorporate

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

such MICROPROCESSOR or INPUT-OUTPUT ADAPTOR products as elements of their structure. However, AMCC shall have the right, subject to all copyright and mask work rights owned or controlled by MOTOROLA and subject to the above limitations of this Section, to develop and manufacture original designs of products performing substantially the same functions as any MOTOROLA MICROPROCESSOR or INPUT-OUTPUT ADAPTOR products.

          3.4 AMCC grants to the users of LICENSED MOTOROLA PRODUCTS which are imported, sold, leased or otherwise disposed of by MOTOROLA not in contravention of the license herein granted to MOTOROLA, a worldwide, non-exclusive and royalty-free immunity from suit under AMCC PATENTS, covering the use, whether direct or contributory, during the term of this Agreement of such LICENSED MOTOROLA PRODUCTS, provided that such royalty-free immunity for the user shall extend only under those AMCC PATENTS licensed hereunder and only to the use or sale of those particular LICENSED MOTOROLA PRODUCTS which the user obtained from MOTOROLA.

          3.5 MOTOROLA grants to the users of LICENSED AMCC PRODUCTS which are imported, sold, leased or otherwise disposed of by AMCC not in contravention of the license herein granted to AMCC, a worldwide, non-exclusive and royalty-free immunity from suit under MOTOROLA PATENTS, covering the use, whether direct or contributory, during the term of this Agreement of such LICENSED AMCC PRODUCTS, provided that such royalty-free immunity for the user shall extend only under those MOTOROLA PATENTS licensed hereunder and only to the use or sale of those particular LICENSED AMCC PRODUCTS which the user obtained from AMCC.

          3.6 MOTOROLA shall have the right to extend the release and grants of Sections 2.2, 3.1 and 3.4, respectively, to any MOTOROLA SUBSIDIARY(IES) if such SUBSIDIARY(IES) consents to extend the definition of MOTOROLA PATENTS in Section
1.13 to include inventions made solely by employees of that SUBSIDIARY(IES).

          3.7 AMCC shall have the right to extend the release and grants of Sections 2.1, 3.2 and 3.5, respectively, to any AMCC SUBSIDIARY(IES) if such SUBSIDIARY(IES) consents to extend the definition of AMCC PATENTS in Section
1.15 to include inventions made by employees of that SUBSIDIARY(IES).

          3.8 No licenses under any copyrights or mask work rights of either MOTOROLA or AMCC are granted under this Agreement.

     Section 4 - PAYMENTS
     --------------------

          4.1  In partial consideration of the rights granted by MOTOROLA under
Section 3, for the period beginning on the EFFECTIVE DATE and extending to December 31, 1992, AMCC agrees to pay MOTOROLA the following payments:

                4.1.1 For 1988, [ * ] U.S. Dollars [ * ] plus whichever of the following is the least, but in no event shall the following be less than zero:

                4.1.2  [ * ] percent of [ * ] U.S. Dollars [ * ]; or

                4.1.3 the percentage (%) increase in the NET SEMICONDUCTOR SALES OF AMCC for 1988 with respect to 1987 multiplied by [ * ] U.S. Dollars [ * ].

                4.2.2 For each year subsequent to 1988, the amount of payment is equal to the payment for the year immediately preceding the year for which payment is being made plus whichever of the following is the least, but in no event shall the following be less than zero:

                        4.2.2.1 [ * ] percent of the payment for the year immediately preceding the year for which payment is being made; or

                        4.2.2.2 the [ * ] in the NET SEMICONDUCTOR SALES of AMCC for the year for which payment is being made with respect to the immediately preceding year, multiplied by the payment for such immediately preceding year.

                4.2.3 For example, the amount of payment for 1989 equals the amount of payment for 1988 plus the lesser of either [ * ] of the amount of payment for 1988, or the percentage increase in the NET SEMICONDUCTOR SALES
(NSS) of AMCC for 1989 with respect to 1988, i.e. (1989 NSS) - (1988 NSS),
                                                   ----------------------
                                                        (1988 NSS)

multiplied by the amount of payment for 1988.

          4.3 The payment for 1988 is due on January 31, 1989. Each yearly payment for each year subsequent to 1988 is due by January 31 of the year following the year for which payment is being made with the exception of 1993 for which the payment is due May 15, 1994.

                4.3.1 For example, the payment for 1989 is due on January 31, 1990.

          4.4  Any payment hereunder which shall be delayed for more than thirty
(30) days beyond the due date shall be subject to an interest charge of [ * ] on the unpaid balance payable in United States currency until paid. The foregoing payment of interest shall not affect MOTOROLA's right to terminate in accordance with Section 5.

          4.5 Payments hereunder made to MOTOROLA's New York City account at CITIBANK #38491386 Citicorp Center, 153 E. 53rd Street, New York, New York 10043. Notice of payments shall be sent by AMCC to MOTOROLA's address in
Section 6.10.

          4.6 In the event and at such time that AMCC or a SUBSIDIARY of AMCC sublicensed hereunder acquires or is acquired by, directly or indirectly, at any time during the

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

term of this Agreement, another existing operation or operations or a part or parts thereof which manufactures products within the definition of LICENSED PRODUCTS but not previously licensed under the MOTOROLA PATENTS, where such operation or operations together with all previous acquisitions of nonlicensed production after the date of this Agreement have, as measured in fair market value at the times of acquisition, an aggregate annual gross production of LICENSED PRODUCTS used, sold, or otherwise put into use totaling not more than [ * ] of covered sales under this Agreement, then AMCC agrees to notify MOTOROLA promptly of any such acquisitions and it is agreed and understood that the production resulting from such acquisitions up to such [ * ] will be deemed to be licensed under this Agreement and subject to all of its terms and conditions without payment of further consideration than provided for herein. To the extent that the annual aggregate gross production of LICENSED PRODUCTS used, sold or otherwise put into use exceeds such [ * ] for such existing operation or operations not previously licensed under MOTOROLA PATENTS, the parties hereto will consider extending this license to cover said annual aggregate gross production of LICENSED PRODUCTS in excess of [ * ] produced by such unlicensed operation, operations, or parts thereof and will negotiate the terms of such an extension of this license; provided, however, that if an acquiror of AMCC is unable, despite good faith negotiations, to reach agreement with MOTOROLA with respect to said extension of this license, the rights of AMCC and its successors under this agreement shall not be adversely affected. By virtue of the acquisition of AMCC and AMCC's rights under this license agreement an acquiror is not being granted a license from MOTOROLA for any of its other products, and the acquiror is not granting any license rights to MOTOROLA.

     Section 5 - TERM AND TERMINATION AND ASSIGNABILITY
     --------------------------------------------------

          5.1 The term of this Agreement shall be from the EFFECTIVE DATE until [ * ] unless earlier terminated as elsewhere provided in this Agreement.

          5.2 In the event of any breach of this Agreement by either party hereto (including AMCC's obligation to make payments under Section 4), if such breach is not corrected within forty-five (45) days after written notice describing such breach, this Agreement may be terminated forthwith by further written notice to that effect from the party noticing the breach.

          5.3 Either party hereto shall also have the right to terminate this Agreement forthwith by giving written notice of termination to the other party at any time, upon or after:

               5.3.1 the filing by such other party of a petition in bankruptcy or insolvency; or

               5.3.2 any adjudication that such other party is bankrupt or insolvent; or

               5.3.3 the filing by such other party of any legal action or document seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency; or

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               5.3.4 the appointment of a receiver for all or substantially all of the property of such other party; or

               5.3.5 the making by such other party of any assignment for the benefit of creditors; or

               5.3.6 the institution of any proceedings for the liquidation or winding up of such other party's business or for the termination of its corporate charter.

          5.4 In the event of termination of this Agreement by one party pursuant to Section 5.2, the licenses and rights granted to or for the benefit of that one party hereto and its SUBSIDIARIES under MOTOROLA PATENTS or AMCC PATENTS, as the case may be, depending upon who is the party doing the terminating, shall survive such termination and shall extend for the full term of this Agreement, but the licenses and rights granted to or for the benefit of the other party shall terminate as of the date termination takes effect.

          5.5 At such time as is mutually agreeable, at the written request of either party hereto to the other party hereto, but in no event less than six (6) months prior to the expiration of this Agreement, the parties hereto shall discuss the possible extension of or the renewal of the term of this Agreement, including the possible amendment of the provisions thereof.

          5.6 The rights or privileges provided for in this Agreement may be assigned or transferred by either party only with the prior written consent of the other party and with the authorization or approval of any governmental authority as then may be required, except to a successor in ownership of all or substantially all of the assets of the assigning party but such successor, before such assignment or transfer is effective, shall expressly assume in writing to the other party the performance of all of the terms and conditions of this Agreement to be performed by the assigning party.

     Section 6 - MISCELLANEOUS PROVISIONS
     ------------------------------------

          6.1 Each of the parties hereto represents and warrants that it has the right to grant to or for the benefit of the other the rights and licenses granted hereunder in Sections 2 and 3.

          6.2  Nothing contained in this Agreement shall be construed as:

               6.2.1 restricting the right of MOTOROLA or any of its SUBSIDIARIES to make, use, sell, lease or otherwise dispose of any particular product or products not herein licensed;

               6.2.2 restricting the right of AMCC or any of its SUBSIDIARIES to make, use, sell, lease or otherwise dispose of any particular product or products not herein licensed;

               6.2.3 an admission by AMCC of, or a warranty or representation by MOTOROLA as to, the validity and/or scope of the MOTOROLA PATENTS, or a limitation on AMCC to contest, in any proceeding, the validity and/or scope thereof;

               6.2.4 an admission by MOTOROLA of, or a warranty or representation by AMCC as to, the validity and/or scope of the AMCC PATENTS, or a limitation on MOTOROLA to contest, in any proceeding, the validity and/or scope thereof;

               6.2.5 conferring any license or other right, by implication, estoppel or otherwise, under any patent application, patent or patent right, except as herein expressly granted under the MOTOROLA PATENTS, and the AMCC PATENTS;

               6.2.6 conferring any license or right with respect to any trademark, trade or brand name, a corporate name of either party or any of their respective SUBSIDIARIES, or any other name or mark, or contraction, abbreviation or simulation thereof;

               6.2.7 imposing on MOTOROLA any obligation to institute any suit or action for infringement of any MOTOROLA PATENTS, or to defend any suit or action brought by a third party which challenges or concerns the validity of any MOTOROLA PATENTS licensed under this Agreement;

               6.2.8 imposing upon AMCC any obligation to institute any suit or action for infringement of any AMCC PATENTS, or to defend any suit or action brought by a third party which challenges or concerns the validity of any AMCC PATENTS licensed under this Agreement;

               6.2.9 a warranty or representation by MOTOROLA that any manufacture, use, sale, lease or other disposition of LICENSED AMCC PRODUCTS will be free from infringement of any patent other than the MOTOROLA PATENTS licensed herein;

               6.2.10 a warranty or representation by AMCC that any manufacture, use, sale, lease or other disposition of LICENSED MOTOROLA PRODUCTS will be free from infringement of any patent other than the AMCC PATENTS licensed herein;

               6.2.11 imposing on either party any obligation to file any patent application or to secure any patent or maintain any patent in force; or

               6.2.12 an obligation on either party to furnish any manufacturing or technical information under this Agreement except as the same is specifically provided for herein.

          6.3 No express or implied waiver by either of the party to this Agreement of any breach of any term, condition or obligation of this Agreement by the other party shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

          6.4 Anything contained in this Agreement to the contrary notwithstanding, the obligations of the parties hereto shall be subject to all laws, both present and future, of any Government having jurisdiction over either party hereto, and to orders or regulations of any such Government, or any department, agency, or court thereof, and acts of war, acts of public enemies, strikes, or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties, and the parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by any such law, order, regulation, or contingency but only so long as said law, order, regulation or contingency continues.

          6.5 The captions used in this Agreement are for convenience only, and are not to be used in interpreting the obligations of the parties under this Agreement.


          6.6 This Agreement and the performance of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Illinois.

          6.7 If any term, clause, or provision of this Agreement shall be judged to be invalid, the validity of any other term, clause, or provision shall not be affected; and such invalid term, clause, or provision shall be deemed deleted from this Agreement.

          6.8 This Agreement sets forth the entire Agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the party to be bound thereby.

          6.9 The parties hereto shall keep this Agreement confidential and shall not now or hereafter divulge this Agreement or any part thereof to any third party except:

               6.9.1  with the prior written consent of the other party; or

               6.9.2 to any governmental body having jurisdiction to request and to read the same; or

               6.9.3  as otherwise may be required by law or legal processes; or

               6.9.4  to legal counsel representing either party.

          6.10 All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered airmail, postage prepaid, in any post office in the United States, addressed as follows:

               6.10.1  If to MOTOROLA:

                    Motorola Inc.
                    1303 East Algonquin Road
                    Schaumburg, Illinois  60196

                    Attention:  Vice President for Patents,
                                Trademarks & Licensing

               6.10.2  If to AMCC:

                    Applied Micro Circuits Corporation
                    6195 Lusk Boulevard
                    San Diego, California  92121

                    Attention:  Director of Corporate Planning


          6.10.3 The date of receipt of such a notice shall be the date for the commencement of the running of the period provided for in such notice, or the date at which such notice takes effect, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate.

MOTOROLA, INC.                              APPLIED MICRO CIRCUITS CORPORATION


By  /s/ [signature]                        By  /s/ [signature]
   -------------------------------------      --------------------------------

Title  Vice President                      Title  V.P.
      ----------------------------------         -----------------------------